UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 16, 2019

PIVOTAL ACQUISITION CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-38789	61-1898603
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Graubard Miller The Chrysler Building 405 Lexington Avenue, 11th Floor New York, New York	10174
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 212-818-8800

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one redeemable warrant	PVT.U	New York Stock Exchange
Class A common stock, par value $0.0001 per share	PVT	New York Stock Exchange
Redeemable warrants, exercisable for shares of Class A common stock at an exercise price of $11.50 per share	PVT WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry into a Material Definitive Agreement.

On December 16, 2019, Pivotal Acquisition Corp., a Delaware corporation (“Pivotal”), entered into a Securities Purchase Agreement (the “Purchase Agreement”) with Ontario Teachers’ Pension Plan, another large global financial institution and affiliates of MGG Investment Group, LP, an affiliate of Kevin Griffin, a director of Pivotal (the “Purchasers”). Pursuant to the Purchase Agreement, on the closing of the transactions contemplated by the Merger Agreement (as defined below), the Company will sell to the Purchasers an aggregate of $200 million of convertible debentures (the “Debentures”). The Debentures will have a term of 5 years and will be repayable at any time prior to maturity without any prepayment penalty. However, in the event the Company elects to pre-pay the Debentures, the holders will have a right to purchase common stock from the Company in an amount commensurate in value to the pre-payment at a price of $18 per share, subject to adjustment (the “conversion price”). Additionally, the holders will have the option to convert the Debentures into shares of the Company at the conversion price at any time. The Debentures will pay interest in cash at a rate of 4% and in kind at a rate of 7%. The principal amount and paid-in-kind interest will be due at maturity of the Debentures. In connection with the issuance of the Debentures, certain of the Purchasers will also purchase from the Company on the closing of the transactions contemplated by the Merger Agreement an aggregate of 2,097,974 shares of common stock of the Company and 1,764,719 warrants to purchase shares for the aggregate price of approximately $1.77 million.

Also on December 16, 2019, Pivotal entered into an amendment (“Amendment No 2”) to the previously disclosed Agreement and Plan of Reorganization, dated as of May 20, 2019, as amended by the Amendment to Agreement and Plan of Reorganization, dated as of October 30, 2019 (the “Merger Agreement”), by and among Pivotal, Pivotal Merger Sub Corp., a Delaware corporation and wholly-owned subsidiary of Pivotal (“Merger Sub”), LD Topco, Inc. (“LD” or the “Company”) and Carlyle Equity Opportunity GP, L.P. (solely as representative of the stockholders of LD). As previously disclosed, under the Merger Agreement, Merger Sub will merge with and into LD, with LD surviving the merger. As a result of the transactions, LD will become a wholly-owned subsidiary of Pivotal, with the stockholders of LD becoming securityholders of Pivotal (such transactions being referred to herein as the “Business Combination”). The Merger Agreement originally provided that in connection with the Business Combination, Pivotal Acquisition Holdings LLC, a Delaware limited liability company and an affiliate of certain of Pivotal’s officers and directors (the “Founder”), would agree that an aggregate of 1,100,000 shares of Pivotal held by the Founder would be subject to additional transfer restrictions until the last sales price of Pivotal common stock equals or exceeds $15.00 per share (as adjusted for stock splits, stock dividends, reorganizations and recapitalizations) for any 20 trading days within any 30-trading day period. If the last reported sale price of Pivotal common stock does not equal or exceed $15.00 within five years from the consummation of the Business Combination, such shares would be forfeited to Pivotal for no consideration. Amendment No. 2 reduces the number of shares of Pivotal common stock subject to this agreement from 1,100,000 shares to 550,000 shares.

As part of the transactions referred to above, the Founder has agreed that an aggregate of (i) 479,392 shares of Pivotal common stock and (ii) 1,764,719 warrants to purchase shares of Pivotal common stock will be forfeited and cancelled by Pivotal upon consummation of the transactions contemplated by the Merger Agreement.

The foregoing descriptions of the Purchase Agreement, the Debentures and Amendment No. 2 are qualified in their entirety by reference to the text of the Purchase Agreement, the form of Debenture and Amendment No. 2, copies of which are attached as exhibits to this Current Report on Form 8-K and are incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

Attached as Exhibit 99.1 to this Current Report on Form 8-K is the press release issued by the parties related to the items described above.

The information furnished under this Item 7.01, including the exhibit related thereto, is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended or the Exchange Act, except as shall be expressly set forth by specific reference in such document.

Additional Information

PIVOTAL HAS FILED A REGISTRATION STATEMENT ON FORM S-4, INCLUDING A DEFINITIVE PROXY STATEMENT/PROSPECTUS, WITH THE SECURITIES AND EXCHANGE COMMISSION (“SEC”) TO BE USED IN CONNECTION WITH ITS MEETING OF STOCKHOLDERS TO APPROVE THE PROPOSED TRANSACTION WITH KLD. PIVOTAL HAS MAILED THE DEFINITIVE PROXY STATEMENT/PROSPECTUS TO ITS STOCKHOLDERS. INVESTORS AND SECURITY HOLDERS OF PIVOTAL ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT/PROSPECTUS AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED BUSINESS COMBINATION. INVESTORS AND SECURITY HOLDERS WILL BE ABLE TO OBTAIN FREE COPIES OF THE DEFINITIVE PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS CONTAINING IMPORTANT INFORMATION ABOUT PIVOTAL AND KLD THROUGH THE WEBSITE MAINTAINED BY THE SEC AT HTTP://WWW.SEC.GOV. COPIES OF THE DOCUMENTS FILED WITH THE SEC BY PIVOTAL CAN ALSO BE OBTAINED FREE OF CHARGE ON PIVOTAL’S WEBSITE AT WWW.PIVOTALAC.COM OR BY DIRECTING A WRITTEN REQUEST TO PIVOTAL ACQUISITION CORP., C/O GRAUBARD MILLER, THE CHRYSLER BUILDING, 405 LEXINGTON AVENUE, 11TH FLOOR, NEW YORK, NEW YORK 10174.

PIVOTAL AND KLD AND THEIR RESPECTIVE DIRECTORS AND EXECUTIVE OFFICERS, UNDER SEC RULES, MAY BE DEEMED TO BE PARTICIPANTS IN THE SOLICITATION OF PROXIES OF PIVOTAL’S STOCKHOLDERS IN CONNECTION WITH THE PROPOSED TRANSACTION. INVESTORS AND SECURITY HOLDERS MAY OBTAIN MORE DETAILED INFORMATION REGARDING THE NAMES AND INTERESTS IN THE PROPOSED TRANSACTION OF PIVOTAL’S DIRECTORS AND OFFICERS IN PIVOTAL’S FILINGS WITH THE SEC, INCLUDING PIVOTAL’S ANNUAL REPORT ON FORM10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2018, WHICH WAS FILED WITH THE SEC ON APRIL 1, 2019. INFORMATION REGARDING THE PERSONS WHO MAY, UNDER SEC RULES, BE DEEMED PARTICIPANTS IN THE SOLICITATION OF PROXIES TO PIVOTAL’S STOCKHOLDERS IN CONNECTION WITH THE PROPOSED BUSINESS COMBINATION IS ALSO SET FORTH IN THE DEFINITIVE PROXY STATEMENT/PROSPECTUS.

THIS REPORT AND THE EXHIBITS HERETO ARE NOT A PROXY STATEMENT OR SOLICITATION OF A PROXY, CONSENT OR AUTHORIZATION WITH RESPECT TO ANY SECURITIES OR IN RESPECT OF THE PROPOSED TRANSACTIONS AND SHALL NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THE SECURITIES OF PIVOTAL OR LD, NOR SHALL THERE BE ANY SALE OF ANY SUCH SECURITIES IN ANY STATE OR JURISDICTION IN WHICH SUCH OFFER, SOLICITATION, OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF SUCH STATE OR JURISDICTION.

THIS REPORT AND THE EXHIBITS HERETO INCLUDE “FORWARD-LOOKING STATEMENTS”. ACTUAL RESULTS MAY DIFFER FROM EXPECTATIONS, ESTIMATES AND PROJECTIONS AND, CONSEQUENTLY, YOU SHOULD NOT RELY ON THESE FORWARD LOOKING STATEMENTS AS PREDICTIONS OF FUTURE EVENTS. WORDS SUCH AS “EXPECT,” “ESTIMATE,” “PROJECT,” “BUDGET,” “FORECAST,” “ANTICIPATE,” “INTEND,” “PLAN,” “MAY,” “WILL,” “COULD,” “SHOULD,” “BELIEVES,” “PREDICTS,” “POTENTIAL,” “CONTINUE,” AND SIMILAR EXPRESSIONS ARE INTENDED TO IDENTIFY SUCH FORWARD-LOOKING STATEMENTS.

NEITHER PIVOTAL NOR LD UNDERTAKE ANY OBLIGATION TO UPDATE OR REVISE ANY FORWARD-LOOKING STATEMENTS, WHETHER AS A RESULT OF NEW INFORMATION, FUTURE EVENTS OR OTHERWISE, EXCEPT AS REQUIRED BY LAW. IMPORTANT FACTORS, AMONG OTHERS, THAT MAY AFFECT ACTUAL RESULTS INCLUDE LD’S ABILITY TO EXECUTE ON ITS BUSINESS PLANS AND LD’S ESTIMATES OF EXPENSES AND FUTURE REVENUES AND PROFITABILITY. OTHER FACTORS INCLUDE THE POSSIBILITY THAT THE PROPOSED TRANSACTIONS DO NOT CLOSE, INCLUDING DUE TO THE FAILURE TO RECEIVE REQUIRED SECURITY HOLDER APPROVALS, OR THE FAILURE OF OTHER CLOSING CONDITIONS.

THIS REPORT AND THE EXHIBITS HERETO ARE NOT INTENDED TO BE ALL-INCLUSIVE OR TO CONTAIN ALL THE INFORMATION THAT A PERSON MAY DESIRE IN CONSIDERING AN INVESTMENT IN PIVOTAL AND IS NOT INTENDED TO FORM THE BASIS OF ANY INVESTMENT DECISION IN PIVOTAL.

ADDITIONAL INFORMATION CONCERNING THESE AND OTHER RISK FACTORS IS CONTAINED IN PIVOTAL’S FILINGS WITH THE SEC, INCLUDING THE DEFINITIVE PROXY STATEMENT/PROSPECTUS. ALL SUBSEQUENT WRITTEN AND ORAL FORWARD-LOOKING STATEMENTS CONCERNING PIVOTAL AND LD, THE PROPOSED TRANSACTIONS OR OTHER MATTERS ATTRIBUTABLE TO PIVOTAL AND LD OR ANY PERSON ACTING ON THEIR BEHALF ARE EXPRESSLY QUALIFIED IN THEIR ENTIRETY BY THE CAUTIONARY STATEMENTS ABOVE. READERS ARE CAUTIONED NOT TO PLACE UNDUE RELIANCE UPON ANY FORWARD-LOOKING STATEMENTS, WHICH SPEAK ONLY AS OF THE DATE MADE. NEITHER PIVOTAL NOR LD UNDERTAKE OR ACCEPT ANY OBLIGATION OR UNDERTAKING TO RELEASE PUBLICLY ANY UPDATES OR REVISIONS TO ANY FORWARD-LOOKING STATEMENT TO REFLECT ANY CHANGE IN THEIR EXPECTATIONS OR ANY CHANGE IN EVENTS, CONDITIONS OR CIRCUMSTANCES ON WHICH ANY SUCH STATEMENT IS BASED, EXCEPT AS REQUIRED BY APPLICABLE LAW.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Exhibit	Description

2.1	Amendment No. 2 to Agreement and Plan of Reorganization, dated as of October 30, 2019, as amended on October 30, 2019, by and among Pivotal Acquisition Corp., Pivotal Merger Sub Corp., LD Topco, Inc. and Carlyle Equity Opportunity GP, L.P. (solely as representative of the stockholders of LD Topco, Inc.).

10.1	Securities Purchase Agreement, dated as of December 16. 2019, by and among Pivotal Acquisition Corp. and the Purchasers named therein.

99.1	Press release dated December 17, 2019

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 17, 2019		PIVOTAL ACQUISITION CORP.

	By:	/s/ Jonathan J. Ledecky
Jonathan J. Ledecky
Chief Executive Officer